UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 26, 2022, Blackbaud, Inc. (the “Company”) announced the appointment on July 25, 2022 of Deneen DeFiore as a new member of the Board of Directors (the "Board") of the Company and its Risk Oversight Committee. In connection with Ms. DeFiore's appointment, the Board increased the size of the Board from seven to eight directors.
Ms. DeFiore has served as the Vice President and Global Chief Information Security Officer of United Airlines, Inc., a commercial airline company, since January 2020. Prior to that, she served as Senior Vice President, Global Chief Information & Product Security Officer of GE Aviation, an aerospace company, from February 2019 through December 2019. Prior to that, Ms. DeFiore served as GE Aviation's Senior Vice President, Co-Leader of Aviation Digital League from March 2018 to December 2018. Prior to that, she served as GE Aviation's Senior Vice President, Global Chief Technology & Risk Officer from August 2015 to January 2017. Ms. DeFiore holds a BS in Biology from Kent State University.
Ms. DeFiore will join the Board as a Class B director, and her term will expire with the terms of the other Class B directors at the 2024 annual meeting of stockholders. Ms. DeFiore has been deemed to be (a) “independent” in accordance with Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the Sarbanes-Oxley Act and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), (b) an "outside director" under Section 162(m) of the Internal Revenue Code, and (c) a "non-employee director" under Rule 16b-3 of the Exchange Act.
There were no arrangements or understandings between Ms. DeFiore and any other person pursuant to which Ms. DeFiore was appointed as a director of the Board, and there are no transactions between Ms. DeFiore and the Company that require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K or the Company’s Related Party Transaction Policy. As a director of the Company and member of the Board's Risk Oversight Committee, Ms. DeFiore will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2022, which generally consists of annual cash retainers for board and committee service and an annual grant of restricted stock.
A copy of the press release announcing the appointment of Ms. DeFiore is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
99.1	Press release of Blackbaud, Inc. dated July 26, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	July 26, 2022	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)